Exhibit 99(n)

                        NORTHWEST AIRLINES INC.
                            Beneficiary



                       WILMINGTON TRUST COMPANY
                           Owner Trustee



            -------------------------------------------------

                          TRUST AGREEMENT
                    Dated as of _________, 200__
            -------------------------------------------------



                    NWA CLASS D CERTIFICATE TRUST II



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                          Table of Contents

                                                                        Page


                               ARTICLE I

                         Definitions and Construction

  Section 1.01.     Capitalized Terms.................................1
  Section 1.02.     Other Terms.......................................3
  Section 1.03.     Rules of Construction.............................3

                               ARTICLE II

                              Organization

  Section 2.01.     Name..............................................4
  Section 2.02.     Office............................................4
  Section 2.03.     Purposes and Powers...............................4
  Section 2.04.     Appointment of Owner Trustee......................5
  Section 2.05.     Authority.........................................5
  Section 2.06.     Declaration of Trust..............................5
  Section 2.07.     Maintenance of Separate Existence: Prohibited
                     Transactions.....................................5
  Section 2.08.     Liability of Beneficiary..........................6
  Section 2.09.     Title to Trust Property...........................6
  Section 2.10.     Situs of Trust....................................7
  Section 2.11.     Representations, Warranties and Covenants of
                      Beneficiary; Capital Contributions
                      for Series D Equipment Notes....................7

                            ARTICLE III

          Limitation on Transfer of Beneficial Interest

  Section 3.01.     Beneficial Ownership..............................8

                            ARTICLE IV

                    Actions by Owner Trustee

  Section 4.01.     Prior Notice to Beneficiary with Respect to
                       Certain Matters................................8
  Section 4.02.     Restrictions on Beneficiary Power.................9

                            ARTICLE V

            Application of Trust Funds; Certain Duties

  Section 5.01.     Application of Trust Funds........................9
  Section 5.02.     Method of Payment.................................9
  Section 5.03.     No Segregation of Moneys; No Interest............10
  Section 5.04.     Accounting and Reports to Beneficiary,
                      Internal Revenue Service and Others............10

                            ARTICLE VI

               Authority and Duties of Owner Trustee

  Section 6.01.     General Authority................................10
  Section 6.02.     General Duties...................................10
  Section 6.03.     Action upon Instruction..........................11
  Section 6.04.     No Duties Except as Specified in Agreement
                      or Instructions................................11
  Section 6.05.     No Action Except under Specified Documents
                      or Instructions................................12
  Section 6.06.     Restrictions.....................................12
  Section 6.07.     Not Responsible for Recitals or
                      Sufficiency of Agreement.......................12

                           ARTICLE VII

                    Concerning Owner Trustee

  Section 7.01.     Acceptance of Trusts and Duties..................12
  Section 7.02.     Furnishing of Documents..........................13
  Section 7.03.     Representations and Warranties...................13
  Section 7.04.     Reliance; Advice of Counsel......................14
  Section 7.05.     Not Acting in Individual Capacity................14
  Section 7.06.     Owner Trustee Not Liable for Trust Assets........14

                          ARTICLE VIII

                  Compensation of Owner Trustee

  Section 8.01.     Owner Trustee's Fees and Expenses................15
  Section 8.02.     Indemnification..................................15
  Section 8.03.     Payments to Owner Trustee........................15

                           ARTICLE IX

                    Termination of Agreement

  Section 9.01.     Termination of Agreement.........................16

                            ARTICLE X

     Successor Owner Trustees and Additional Owner Trustees

  Section 10.01.    Eligibility Requirements for Owner Trustee.......16
  Section 10.02.    Resignation or Removal of Owner Trustee..........17
  Section 10.03.    Successor Owner Trustee..........................17
  Section 10.04.    Merger or Consolidation of Owner Trustee.........18
  Section 10.05.    Appointment of Co-Trustee or Separate Trustee....18

                           ARTICLE XI

                          Miscellaneous

  Section 11.01.    Supplements and Amendments.......................19
  Section 11.02.    No Legal Title to Trust Assets in Beneficiary....20
  Section 11.03.    Limitations on Rights of Others..................20
  Section 11.04.    Notices..........................................20
  Section 11.05.    Severability.....................................21
  Section 11.06.    Separate Counterparts............................21
  Section 11.07.    Successors and Assigns...........................21
  Section 11.08.    No Petition......................................21
  Section 11.09.    No Recourse......................................21
  Section 11.10.    Headings.........................................21
  Section 11.11.    Governing Law....................................22
  Section 11.12.    Integration......................................22

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                                   EXHIBITS

         Exhibit A         Form of Certificate of Trust ............A-1


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          This TRUST AGREEMENT is dated as of ____________, 200__ (as amended, supplemented or modified from time to time, this "Agreement"), between Wilmington Trust Company, a Delaware banking corporation (in its capacity as trustee hereunder, the "Owner Trustee"), Northwest Airlines Inc., a Minnesota corporation (in its capacity as beneficiary hereunder, the "Beneficiary").

          WHEREAS, the Beneficiary and the Owner Trustee wish to create a Delaware business trust;

         NOW, THEREFORE, the parties agree as follows:

                                 ARTICLE I

                         Definitions and Construction

         Section 1.01.  Capitalized Terms.

         As used in this Agreement and unless the context requires a different meaning, capitalized terms are used in this Agreement with the following meanings:

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Beneficiary" means the Beneficiary, and its successors and assigns, as the holder of an uncertificated beneficial interest in the Trust.

          "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.3801 et seq., as amended from time to time.

         "Certificate of Trust" means the Certificate of Trust in the form of Exhibit A filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         "Class D Trust" means the Northwest Airlines Pass Through Trust, Class 2002-1D formed pursuant to the Pass Through Trust Agreement.

         "Class D Trustee" means the trustee under the Pass Through Trust Agreement, initially State Street Bank and Trust Company of Connecticut, National Association.

         "Corporate Trust Office" means, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890-0001
Attention: Corporate Trust Administration, or at such other address as the Owner Trustee may designate by notice to the Beneficiary or the principal corporate trust office of any successor Owner Trustee at the address designated by such Owner Trustee by notice to the Beneficiary.

         "Expenses" has the meaning assigned to it in Section 8.02.

         "Indemnified Parties" has the meaning assigned to it in Section 8.02.

         "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Beneficiary, which counsel shall be acceptable to the Owner Trustee or the Rating Agencies, as applicable.

         "Other Trustee" means the trustee under the Other Agreement, and any successor or other trustee appointed as provided therein.

         "Other Agreement" means the Pass Through Trust Agreement as supplemented by Trust Supplement No. 2002-1G-2 (the "2002-1G-2 Trust Supplement") dated the date hereof relating to Northwest Airlines 2002-1G-2 Pass Through Trust, by Trust Supplement No. 2002-1C-1 (the "2002-1C-1 Trust Supplement") dated the date hereof relating to the Northwest Airlines 2002-1C-1 Pass Through Trust, by Trust Supplement No. 2002-1C-2 (the "2002-1C-2 Trust Supplement") dated the date hereof relating to the Northwest Airlines 2002-1C-2 Pass Through Trust, and by Trust Supplement No. 2002-1G-1 (the "2002-1G-1 Trust Supplement") dated the date hereof relating to the Northwest Airlines 2002-1G-1 Pass Through Trust.

         "Owner Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

         "Pass Through Trust Agreement" means the Pass Through Trust Agreement, dated as of June 3, 1999 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2002-1D relating to the Northwest Airlines 2002-1D Pass-Through Trust.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, trustee, unincorporated organization or government or any agency or political subdivision thereof.

         "Responsible Officer" means, with respect to the Owner Trustee, any officer within the Corporate Trust Administration Department of the Owner Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, Financial Services Officer, Authorized Signatory or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Secretary of State" means the Secretary of State of the State of Delaware.

         "Treasury Regulations" means regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.


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

         "Trust" means the NWA Class D Certificate Trust II, a Delaware business trust established by this Agreement.

         "Trust Assets" means the Class D Pass Through Certificates, Series 2002-1, issued by the Class D Trustee pursuant to the Pass Through Trust Agreement.

         Section 1.02.  Other Terms.

         Capitalized terms used in this Agreement that are not otherwise defined have the meanings ascribed to them in the Pass Through Trust Agreement.

          Section 1.03.  Rules of Construction.

         Except as otherwise expressly provided in this Agreement or unless the context otherwise clearly requires:

          (a) References to designated articles, sections, and other subdivisions of this Agreement, such as "Section 2.03(a)," refer to the designated article, section, or other subdivision of this Agreement as a whole and to all subdivisions of the designated article, section, or other subdivision. The words "herein," "hereof," "hereto," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, section, or other subdivision of this Agreement.

          (b) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Agreement.

          (c) Any party may execute any of the requirements under this Agreement either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Agreement. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Agreement are implicitly available from time to time.

          (d) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

          (e) All accounting terms used in an accounting context and not otherwise defined shall be construed in accordance with generally accepted accounting principles. Capitalized terms used in this Agreement without definition that are defined in the Uniform Commercial Code are used in this Agreement as defined in the Uniform Commercial Code.

          (f) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the word "from" means "from and including" and the words "to" or "until" mean "to but excluding." Likewise, in setting deadlines or other periods, "by" means "on or before," and "after" means "from and after."


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

          (g) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                                  ARTICLE II

                                 Organization

         Section 2.01.  Name.

         This Trust shall be known as "NWA Class D Certificate Trust II," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued. The Trust's activities shall be conducted only under the name of the Trust.

          Section 2.02.  Office.

         The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at any other address in Delaware as the Owner Trustee designates by written notice to the Beneficiary.

          Section 2.03.  Purposes and Powers.

         The exclusive purposes and functions of the Trust are as follows:

         (a)  to acquire, own, and hold the Trust Assets;

         (b) to make contributions to the Class D Trust for the purchase of Series D Equipment Notes by the Class D Trustee pursuant to Section 2.11(b) hereof;

         (c) to hold, manage and distribute to the Beneficiary pursuant to the terms of this Agreement any funds to be distributed to the Trust pursuant to the Pass Through Trust Agreement;

         (d) to engage in those activities, including entering into agreements, that are necessary or suitable to accomplish the foregoing or are incidental thereto or connected therewith; and

         (e) to engage in such other activities as may be required in connection with conservation of the Trust Assets and the making of distributions to the Beneficiary.

         The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement.


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

         Section 2.04.  Appointment of Owner Trustee.

         The Beneficiary hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         Section 2.05.  Authority.

         Subject to the limitations provided in this Agreement, the Owner Trustee shall have the complete authority to carry out the purposes of the Trust. An action taken by the Owner Trustee in accordance with its powers shall constitute the act of, and serve to bind, the Trust. In dealing with the Owner Trustee acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Owner Trustee to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Owner Trustee as set forth in this Agreement.

         Section 2.06.  Declaration of Trust.

         The Owner Trustee hereby declares that it will hold the Trust Assets in trust upon and subject to the conditions set forth herein for the use and benefit of the Beneficiary. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a grantor trust. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as provided in the preceding sentence for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee is hereby authorized to file with the Secretary of State the Certificate of Trust.

         Section 2.07.  Maintenance of Separate Existence; Prohibited
                        Transactions.

         The Trust shall maintain operations separate and apart from those of the Beneficiary and its Affiliates. In furtherance of the maintenance of separate operations, and without limiting the foregoing sentence, the Trust shall act in accordance with the following:

         (a) The Trust shall act solely in its own name and shall not hold itself out as being an agent for the Beneficiary or any Affiliate thereof, and shall not represent to any third party that the credit or resources of the Beneficiary or any Affiliate thereof will be available to satisfy the liabilities or obligations of the Trust.

         (b) The Trust shall observe all customary business trust formalities, including keeping books and records separate and apart from those of the Beneficiary and any Affiliate thereof and taking appropriate business trust actions at the appropriate times.

         (c) The assets of the Trust shall be separately identified and segregated and shall not be commingled with those of the Beneficiary. All of the Trust's assets shall at all times be held by or on behalf of the Trust, and if held on behalf of the Trust by another entity, shall at all times


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be kept identifiable (in accordance with customary usage) as assets owned by the
Trust. In no event shall any of the Trust's assets be held on its behalf or otherwise by the Beneficiary or any Affiliate thereof. The Trust shall maintain its own bank accounts, payroll and separate books of account.

         (d) Any transaction between the Trust, on the one hand, and the Beneficiary or any Affiliate thereof, on the other hand, shall be conducted only on terms and conditions comparable to transactions on an arm's length basis with unaffiliated persons.

         (e) The Trust shall directly manage its own liabilities from its own funds, including paying its own operating expenses and reimbursing the Beneficiary or any Affiliate thereof, as the case may be, for any payroll expenses that are attributable to the Beneficiary of the Trust.

         (f) The Beneficiary shall have no right:

             (i) to revoke, dissolve or terminate the Trust other than in accordance with Section 9.01(a)(ii);

            (ii) to direct the transfer of the Trust Assets;

           (iii) to call for any partition or division of the property or assets of the Trust; or

            (iv) to commence any voluntary proceeding with respect to the Trust under any United States federal or State bankruptcy or similar law without the prior written consent of the Owner Trustee.

         (g) The Trust shall not merge or consolidate with, or sell all or substantially all its assets to any Person. Without limiting the generality of the foregoing, the Owner Trustee shall not delegate any decision with regard to any merger, consolidation, sale of assets, the filing by the Trust of a voluntary petition for bankruptcy or consenting to the filing of an involuntary petition for bankruptcy against the Trust.

         Section 2.08.  Liability of Beneficiary.

         Subject to Section 2.11(b) below and Article VIII hereof, the Beneficiary shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

         Section 2.09.  Title to Trust Property.

         Legal title to all the Trust Assets shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Assets to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee or a separate trustee, as the case may be.


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

         Section 2.10.  Situs of Trust.

         The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware, and payments will be made by the Trust only from Delaware. The only office of the Trust will be at the Corporate Trust Office in Delaware.

          Section 2.11. Representations, Warranties and Covenants of Beneficiary; Capital Contributions for Series D Equipment Notes.

          (a) The Beneficiary hereby represents and warrants to the Owner Trustee that:

              (i) The Beneficiary is duly incorporated, validly existing and in good standing under the laws of the State of Minnesota, with power and authority to own its properties with full power and authority to conduct its business as currently owned or conducted, and to execute, deliver and perform this Agreement and any other document relating hereto to which it is a party and to perform its obligations as contemplated hereby and thereby.

             (ii) The Beneficiary is duly qualified to do business as a foreign corporation, in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

            (iii) The Beneficiary has the power and authority to execute, deliver and perform this Agreement and to carry out its terms; and the Beneficiary has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Beneficiary has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action. The execution, delivery and performance of this Agreement and any other document related hereto to which the Beneficiary is a party have been duly authorized by the Beneficiary by all necessary corporate action. This Agreement, and any other document executed by the Beneficiary in connection herewith, have been duly executed and delivered and constitute the legal, valid and binding obligations of the Beneficiary enforceable against the Beneficiary in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

             (iv) The consummation of the transactions contemplated by this Agreement and any other document related hereto to which the Beneficiary is a party, the performance of the transactions contemplated hereby and thereby and fulfillment of the terms hereof and thereof do not conflict with or violate any requirements of law applicable to the Beneficiary or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or bylaws of the Beneficiary, or any indenture, agreement or other instrument to which the Beneficiary is a party or by which it or its properties are bound; nor result in the creation or imposition of any Lien


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

upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the best of the Beneficiary's knowledge, any order, rule or regulation applicable to the Beneficiary of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Beneficiary or its properties.

              (v) To the Beneficiary's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Beneficiary or its properties: (A) asserting the invalidity of this Agreement or any other document relating hereto to which the Beneficiary is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other document relating hereto to which the Beneficiary is a party, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Beneficiary of its obligations under, or the validity or enforceability of, this Agreement or any other document relating hereto to which the Beneficiary is a party.

          (b) On or prior to each Closing Date (as defined in the related Participation Agreement) for any Airbus A319-100 aircraft, Airbus A330-300 aircraft or Boeing 757-300 aircraft with respect to which a Series D Equipment Note will be issued, the Beneficiary shall contribute to the Trust an amount in cash equal to the principal amount of such Series D Equipment Note. The Owner Trustee is hereby irrevocably instructed to contribute such amount immediately upon receipt thereof to the Class D Trust so that the Class D Trustee may purchase such Series D Equipment Note in accordance with the terms and conditions of the Participation Agreement relating to such aircraft. In connection with the purchase of such Series D Equipment Note, the Trust shall instruct and direct the Class D Trustee to enter into such Participation Agreement and perform its obligations thereunder.

                            ARTICLE III

           Limitation on Transfer of Beneficial Interest

         Section 3.01.  Beneficial Ownership.

         To the fullest extent permitted by law, the Beneficiary shall at all times retain sole ownership of its uncertificated beneficial ownership interest in the Trust.

                             ARTICLE IV

                      Actions by Owner Trustee

         Section 4.01. Prior Notice to Beneficiary with Respect to Certain Matters.

         With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Beneficiary in writing of the proposed action and the Beneficiary shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Beneficiary has withheld consent or provided alternative direction:


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

         (a) the initiation of any claim or lawsuit by the Trust and the compromise of any action, claim or lawsuit brought by or against the Trust; or

         (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute).

         Section 4.02.  Restrictions on Beneficiary Power.

         The Beneficiary shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or the Pass Through Trust Agreement or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

                                 ARTICLE V

                  Application of Trust Funds; Certain Duties

          Section 5.01.  Application of Trust Funds.

          (a) On each Distribution Date, the Owner Trustee will distribute to the Beneficiary amounts deposited in the Trust pursuant to the Pass Through Trust Agreement; provided, however, that any amounts deposited in the Trust shall be applied first, towards the payment of fees and expenses of the Trust (including all fees not otherwise paid by the Beneficiary) and second, any remaining amount shall be paid to the Beneficiary.

          (b) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to the Beneficiary, such tax shall reduce the amount otherwise distributable to the Beneficiary in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Beneficiary sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Trust from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to the Beneficiary shall be treated as cash distributed to the Beneficiary at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If the Owner Trustee receives an opinion from Federal tax counsel that withholding tax is payable with respect to a distribution, the Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph.

         Section 5.02.  Method of Payment.

         Subject to Section 9.01(c), distributions required to be made to the Beneficiary shall be made by wire transfer pursuant to the instructions of the Beneficiary, in immediately available funds, to the account of the Beneficiary at a bank or other entity having appropriate facilities therefor.


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

         Section 5.03.  No Segregation of Moneys; No Interest.

         Subject to Sections 5.01 and 5.02, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

         Section 5.04. Accounting and Reports to Beneficiary, Internal Revenue Service and Others.

         The Owner Trustee shall deliver to the Beneficiary such information, reports or statements as may be required by the Code and applicable Treasury Regulations and as may be required to enable the Beneficiary to prepare its federal and State income tax returns. Consistent with the Trust's characterization for tax purposes as a grantor trust, the Beneficiary shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Owner Trustee at least five days before such returns are due to be filed. The Owner Trustee, or any other such party required by law, shall promptly sign such returns and deliver such returns after signature to the Beneficiary and such returns shall be filed by, or at the direction of, the Beneficiary with the appropriate tax authorities. In no event shall the Owner Trustee or the Beneficiary be liable for any liabilities, costs or expenses of the Trust arising out of the application of any tax law, including federal, State, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith), except for any such liability, cost or expense attributable to any act or omission by the Owner Trustee which constitutes gross negligence or willful misconduct or if the Beneficiary is in breach of its obligations under this Agreement.

                                   ARTICLE VI

                     Authority and Duties of Owner Trustee

         Section 6.01.  General Authority.

         The Owner Trustee is authorized and directed to execute and deliver each certificate or other document attached as an exhibit to or contemplated by this Agreement to which the Trust is to be a party and any amendment or other agreement in such form as the Beneficiary shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized to take all actions required of the Trust pursuant to this Agreement.

         Section 6.02.  General Duties.

         It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Beneficiary, in accordance with the provisions of this Agreement.


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

         Section 6.03.  Action upon Instruction.

         (a) Subject to Article IV, the Beneficiary may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Beneficiary pursuant to Article IV.

         (b) The Owner Trustee shall not be required to take any action hereunder if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is (i) unable to decide between alternative courses of action permitted or required by the terms of this Agreement, (ii) unsure as to the application of any provision of this Agreement or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision or (iii) in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Beneficiary requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement, as it shall deem to be in the best interests of the Beneficiary, and shall have no liability to any Person for such action or inaction.

         Section 6.04.  No Duties Except as Specified in Agreement or
Instructions.

         The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Assets, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement. Wilmington Trust Company, in its individual capacity, nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Assets that result from actions by, or claims against, Wilmington Trust Company, in its individual capacity, that are not related to the ownership or the administration of the Trust Assets.

         Section 6.05.  No Action Except under Specified Documents or
Instructions.

         The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Assets except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

         Section 6.06.  Restrictions.

         (a) The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (b) that, to the actual knowledge of a responsible officer of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes.

         (b) The Owner Trustee agrees that, to the full extent permitted by law, it will not transfer any Trust Assets.

         (c) The Beneficiary shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

         Section 6.07.  Not Responsible for Recitals or Sufficiency of
Agreement.

         The recitals contained in this Agreement shall be taken as the statements of the Beneficiary, and the Owner Trustee does not assume any responsibility for their correctness. The Owner Trustee makes no representations as to the value or condition of the property of the Trust or any part thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement.

                                 ARTICLE VII

                           Concerning Owner Trustee

         Section 7.01.  Acceptance of Trusts and Duties.

         The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Assets upon the terms of this Agreement. The Owner Trustee shall not be answerable or accountable hereunder under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by Wilmington Trust Company. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) The Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Owner Trustee;

         (b) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Beneficiary;

         (c) No provision of this Agreement shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (d) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under this Agreement or the Certificates issued under the Pass Through Trust Agreement;

         (e) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Beneficiary or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Assets, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Beneficiary, other than as expressly provided for herein;

         (f) The Owner Trustee shall not be liable for the default or misconduct of the Beneficiary hereunder, or the Trustee under the Pass Through Trust Agreement, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement that are required to be performed by the Beneficiary hereunder; and

         (g) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under any this Agreement, at the request, order or direction of the Beneficiary, unless the Beneficiary has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

         Section 7.02.  Furnishing of Documents.

         The Owner Trustee shall furnish to the Beneficiary, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under this Agreement.

         Section 7.03.  Representations and Warranties.

         The Owner Trustee hereby represents and warrants to the Beneficiary, that:

         (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

         (c) Neither the execution or the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it or constitute any default under its charter documents or bylaws.

         Section 7.04.  Reliance; Advice of Counsel.

         (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine or believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations hereunder, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected in good faith and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons.

         Section 7.05.  Not Acting in Individual Capacity.

         Except as otherwise expressly provided in this Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement shall look only to the Trust Assets for payment or satisfaction thereof. All rights, protections and indemnities afforded to the Owner Trustee under this Agreement shall pertain to Wilmington Trust Company in its individual capacity.

         Section 7.06.  Owner Trustee Not Liable for Trust Assets.

         The recitals contained herein shall be taken as the statements of the Beneficiary, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of the Pass Through Trust Agreement or any related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the Class D Certificate issued under the Pass Through Trust Agreement or its ability to generate the payments to be distributed to the

Beneficiary under this Agreement, including, without limitation: the existence, condition and ownership of any portion of the Trust Assets; the existence and enforceability of any insurance thereon; the existence and contents of any portion of the Trust Assets; the validity of the assignment of any portion of the Trust Assets to the Trust or of any intervening assignment; the validity of the transfer of any portion of the Trust Assets to the Trust or of any intervening transfer or assignment; the compliance by the Beneficiary with any warranty or representation made under this Agreement or the accuracy of any such warranty or representation, or any action of the Beneficiary, taken in the name of the Owner Trustee.

                               ARTICLE VIII

                         Compensation of Owner Trustee

         Section 8.01.  Owner Trustee's Fees and Expenses.

         The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Beneficiary and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

         Section 8.02.  Indemnification.

         To the extent funds in cash or cash equivalents are unavailable from Trust Assets, the Beneficiary shall be liable as primary obligor for, and shall indemnify the Owner Trustee (in its individual and Trust capacities) and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of this Agreement, the Trust Assets, the administration of the Trust Assets or the action or inaction of the Owner Trustee hereunder or thereunder, except only that the Beneficiary shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in clauses (i) and (ii) of the third sentence of Section 7.01. The indemnities contained in this Section shall survive the resignation or removal of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Indemnified Party's choice of legal counsel shall be subject to the approval of the Beneficiary, which approval shall not be unreasonably withheld.

         Section 8.03.  Payments to Owner Trustee.

         Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Trust Assets immediately after such payment.

                                ARTICLE IX

                           Termination of Agreement

         Section 9.01.  Termination of Agreement.

         (a) The Trust shall dissolve either (i) upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Trust Assets in accordance with the terms of Article V or (ii) upon direction of the Beneficiary, provided that (x) the Beneficiary is not Northwest Airlines Inc. or any Affiliate thereof and (y) the Beneficiary delivers to the Owner Trustee a certificate of Northwest Airlines Inc. to the effect that the Beneficiary is not Northwest Airlines Inc. or any Affiliate thereof. The bankruptcy, liquidation, dissolution, death or incapacity of the Beneficiary shall not (x) operate to terminate this Agreement or the Trust or (y) entitle the Beneficiary's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Assets or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 9.01(a), the Beneficiary shall not be entitled to dissolve, revoke or terminate the Trust.

         (c) Notice of any dissolution of the Trust, specifying the Distribution Date upon which the Beneficiary shall receive payment of the Final Distribution, shall be given by the Owner Trustee by letter to the Beneficiary and mailed within five Business Days of receipt of notice of the termination of the Class D Trust pursuant to the Pass Through Trust Agreement, stating (i) the Distribution Date upon or with respect to which final payment shall be made to the Beneficiary and (ii) the amount of any such final payment.

         (d) Upon the winding up of the Trust and payment of all liabilities of the Trust in accordance with Section 3808 of the Business Trust Statute, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute. Thereupon, this Agreement (other than Article VIII) and the Trust shall terminate.

         (e) Each of the Class D Trustee and the Other Trustee shall be a third party beneficiary of this Article IX. No amendment of this Agreement which could result in the Trust being terminated other than in accordance with this Article IX or the Trust Assets being transferred shall be effective without the prior written consent of the Class D Trustee and the Other Trustee.

                                 ARTICLE X

            Successor Owner Trustees and Additional Owner Trustees

         Section 10.01.  Eligibility Requirements for Owner Trustee.

         The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

         Section 10.02.  Resignation or Removal of Owner Trustee.

         The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Beneficiary. Upon receiving such notice of resignation, the Beneficiary shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Beneficiary, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Beneficiary shall remove the Owner Trustee. If the Beneficiary shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Beneficiary shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Beneficiary shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

         Section 10.03.  Successor Owner Trustee.

         Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Beneficiary and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Beneficiary and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Beneficiary shall mail notice thereof to the Rating Agencies. If the Beneficiary shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed.

         The successor Owner Trustee shall file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business in the State of Delaware of such successor Owner Trustee.

         Section 10.04.  Merger or Consolidation of Owner Trustee.

         Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that such corporation shall be eligible pursuant to
Section 10.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         Section 10.05.  Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Assets may at the time be located, the Beneficiary and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Assets, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Beneficiary and the Owner Trustee may consider necessary or desirable. If the Beneficiary shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01, and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03 except for a notice of such appointment to be delivered by the Owner Trustee to the Rating Agencies.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (b) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

         (c) The Beneficiary and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Beneficiary.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                  ARTICLE XI

                                 Miscellaneous

         Section 11.01.  Supplements and Amendments.

         This Agreement may be amended by the Beneficiary and the Owner Trustee to cure any ambiguity and to correct or supplement any provisions in this Agreement. This Agreement may also be amended by the parties hereto, with prior written notice to the Rating Agencies, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions herein; provided, however, no amendment or waiver of Sections 2.07, 2.11(b), 6.06, 9.01 or this Section 11.01 shall be effective without the prior written consent of the Class D Trustee and the Other Trustee.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         In connection with the execution of any amendment to any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by this Agreement and that all conditions precedent for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

         Section 11.02.  No Legal Title to Trust Assets in Beneficiary.

         The Beneficiary shall not have legal title to any part of the Trust Assets. The Beneficiary shall be entitled to receive distributions with respect to their respective ownership interests therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Beneficiary to and in its ownership interest in the Trust Assets shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Assets.

         Section 11.03.  Limitations on Rights of Others.

         The provisions of this Agreement are solely for the benefit of the Owner Trustee and the Beneficiary, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Assets or under or in respect of this Agreement or any covenants, conditions or provisions contained herein; provided, however, each of the Class D Trustee and the Other Trustee shall be a third party beneficiary with respect to Sections 2.07, 2.11(b), 6.06, 9.01 and 11.01 of this Agreement and shall be entitled to enforce the provisions thereof to the same extent as if it were a party hereto.

         Section 11.04.  Notices.

         Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), (i) if to the Owner Trustee, addressed to the Corporate Trust Office, Attention: Corporate Trust Administration; (ii) if to the Beneficiary, addressed to Daniel B. Matthews, Northwest Airlines,

Inc., 2700 Lone Oak Parkway, Mail Stop: A4010, Eagan, MN 55121, or (iii) as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         Section 11.05.  Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 11.06.  Separate Counterparts.

         This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.07.  Successors and Assigns.

         All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Owner Trustee and its successors and assigns and the Beneficiary and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Beneficiary shall bind the successors and assigns of the Beneficiary.

         Section 11.08.  No Petition.

         The Owner Trustee and the Beneficiary, by entering into this Agreement, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Assets or this Agreement. Nothing herein shall prohibit the Owner Trustee from participating in or filing proofs of claim in respect of any such proceeding instituted by any other Person.

         Section 11.09.  No Recourse.

         The Beneficiary by entering into this Agreement acknowledges that it holds a beneficial interest in the Trust only and not in interests in or obligations of the Owner Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets.

         Section 11.10.  Headings.

         The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 11.11.  Governing Law.

         GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.12.  Integration.

         This Agreement represents the agreement of the Beneficiary and the Owner Trustee with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Beneficiary or the Owner Trustee relating to the subject matter hereof not expressly set forth or referred to herein.

                         [SIGNATURE PAGE FOLLOWS]


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


         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                    WILMINGTON TRUST COMPANY


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:



                                    NORTHWEST AIRLINES, INC.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


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                                                                     EXHIBIT A

                        Form of Certificate of Trust of
                       NWA CLASS D CERTIFICATE TRUST II
                       ---------------------------------

          This Certificate of Trust of NWA Class D Certificate Trust II (the

"Trust"), is being duly executed and filed by Wilmington Trust Company, a

Delaware banking corporation, as trustee, to form a business trust under the

Delaware Business Trust Act (12 Del. Code, ss.3801 et seq.) (the "Act").

          1.   Name. The name of the business trust formed hereby is [NWA Class

D Certificate Trust II].

          2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square

North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:

Corporate Trust Administration.

          3.    Effective Date. This Certificate of Trust shall be effective upon its filing with the Secretary of State of the State of

Delaware.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of

Trust in accordance with Section 3811(a)(1) of the Act.



                                         Wilmington Trust Company,
                                         not in its individual capacity but
                                         solely as owner trustee


                                          By:
                                             --------------------------------
                                             Name:


                                     A-1